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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 7, 2005
                   TO THE PROSPECTUS DATED NOVEMBER 7, 2005

This supplement revises information contained in the Prospectuses dated November 7, 2005 for the Marquis Portfolios, Vintage VA, Vintage L and Vintage XC variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company. It should be read in its entirety and kept together with your Prospectus for future reference. If you need another copy of the Prospectus, write to our distributor at MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614, or call us at (800) 842-9325 to request a free copy.

1. INVESTMENT OPTIONS -- CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS

The next-to-last sentence of this section is revised to read, "Legg Mason will replace the Citigroup affiliates as a party to the agreement when Citigroup sells its asset management business to Legg Mason."

2. DEATH BENEFIT -- ADDITIONAL DEATH BENEFIT -- EARNINGS PRESERVATION BENEFIT

In the second and third paragraphs of this section, describing the calculation of the additional death benefit amount, the three references to "the contract anniversary immediately prior to your 76/th/ birthday" are revised to read, "the contract anniversary immediately prior to your 81/st/ birthday."

                                                                   SUPP-LMVIMAR